As filed with the Securities and Exchange Commission on July 14, 2010

                                                     Registration No. 333-114260
================================================================================

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         POST EFFECTIVE AMENDMENT NO. 1
                                       TO
                                    FORM F-3
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                             ______________________

                          VOCALTEC COMMUNICATIONS LTD.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

      STATE OF ISRAEL                                NOT APPLICABLE
(STATE OR OTHER JURISDICTION OF          (I.R.S. EMPLOYER IDENTIFICATION NUMBER)
 INCORPORATION OR ORGANIZATION)
                             ______________________

                       12 Benny Gaon Street, Building 2B
                  Poleg Industrial Area, Netanya, Israel 42504
                                +972-9-970-3888
                         (ADDRESS AND TELEPHONE NUMBER
                  OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)
                      ____________________________________

                          VocalTec Communications Inc.
                             1732 Southampton Drive
                              Carrollton, TX 75007
                                 (214) 476-5107
                      (NAME, ADDRESS AND TELEPHONE NUMBER
                             OF AGENT FOR SERVICE)
                      ____________________________________

                                   Copies to:
                               Dan Shamgar, Adv.
                              Michael Rimon, Adv.
                    Meitar Liquornik Geva & Leshem Brandwein
                              16 Abba Hillel Road
                            Ramat Gan 52506, Israel
                   __________________________________________

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [_]

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [X]

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

If this Form is a registration statement pursuant to General Instruction I.C. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box. [_]

If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.C. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box. [_]

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


                                EXPLANATORY NOTE

      This Post-Effective Amendment No. 1 to the Registration Statement on Form F-3 (Registration No. 333-114260), as amended (the "Registration Statement"), originally filed by VocalTec Communications Ltd. (the "Registrant") on April 7, 2004, amends the Registration Statement to deregister all securities under the Registration Statement that remain unsold. The Registrant has terminated all offerings of securities under the Registration Statement.

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


                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Herzliya, Israel, on July 14, 2010.

                                         VOCALTEC COMMUNICATIONS LTD.

                                         By: /s/ IDO GUR
                                         ---------------
                                         Name: Ido Gur
                                         Title: President and Chief
                                         Executive Officer

      Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

SIGNATURE                TITLE                                    DATE

/S/ IDO GUR              President and Chief Executive Officer    July 14, 2010
-----------
Ido Gur

/S/ JOSHUA DI NUR        Chief Financial Officer (Principal       July 14, 2010
-----------------        Financial Officer and Principal
Joshua Di-nur            Accounting Officer)

/S/ ILAN ROSEN           Chairman of the Board of Directors       July 14, 2010
--------------
Ilan Rosen

/S/ YOSEPH DAUBER        Director                                 July 14, 2010
-----------------
Yoseph Dauber

/S/ TSIPI KAGAN          Director                                 July 14, 2010
---------------
Tsipi Kagan

/S/ ERAN DARIEL          Director                                 July 14, 2010
---------------
Eran Dariel

VOCALTEC                 Authorized Representative in the U.S.    July 14, 2010
COMMUNICATIONS INC.

By: /s/ IDO GUR
---------------
Name: Ido Gur
Title: Authorized Signatory

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